<Style #0>
          Exhibit 10.42

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<Style #0>                             SEVERANCE AGREEMENT

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<Style #1>     AGREEMENT made as of the 31st day of January,
1997, by and between Bradlees Stores, Inc., a Massachusetts corporation ("Bradlees Stores"), Bradlees, Inc., a Massachusetts corporation ("Bradlees" and collectively with Bradlees Stores, the "Employer"), and James M. Zamberlan (the "Employee").

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<Style #0>WITNESSETH

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<Style #1>     WHEREAS, the Employer and the Employee desire by
this Severance Agreement to finally resolve all issues between them; including, but not limited to any issues arising out of the Employment Agreement between the Employer and the Employee dated August 28, 1995; and any amendments thereto; and

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<Style #1>     WHEREAS, it is the desire of the Employer to
provide severance benefits to the Employee resulting from the termination of his employment effective January 31, 1997 (the
"Termination Date").

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<Style #1>    NOW THEREFORE, in consideration of the mutual
covenants contained herein, the Employer and the Employee agree as follows:

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<Style #1>     1.  Within two (2) business days after the
execution by the Employer and the Employee of this Severance Agreement, the Employer shall deposit a severance payment with the Escrow Agent named in the Escrow Agreement between the parties attached to this Severance Agreement, which is incorporated by reference as a part of this Severance Agreement, the sum of: (1) one million two hundred thousand dollars ($1,200,000.00) less any applicable tax deductions and withholdings to be paid to the Employee by the Escrow Agent pursuant to the terms of the Escrow Agreement, and (2) twenty-five thousand dollars ($25,000.00) to be paid to Employee's attorney by the Escrow Agent pursuant to the terms of the Escrow Agreement. The Employer shall undertake to make deductions, withholdings and tax reports with respect to payments and benefits under this Severance Agreement to the extent that it reasonably and in good faith believes that it is required to make such deductions, withholdings and tax reports. Payments under this Severance Agreement shall be in amounts net of any such deductions or withholdings and nothing in this Severance Agreement shall be construed to require the Employer to make any payments to compensate the Employee for any adverse tax effect associated with any payments or benefits or for any deduction or withholding from any payment or benefit.

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<Style #1>     2.  The Employer will assume any liability of the
Employee for unpaid rent or cancellation penalties under the Employee's apartment lease with The Landmark at 550 Washington Street, Braintree, MA, Unit 210 dated September 3, 1996 for the period for November 1, 1996 to April 30, 1997, or for unpaid furniture rental fees or cancellation penalties under the Employee's furniture rental agreement.

<Style #1>     3.  The Employer will continue to provide to the
Employee the same medical, dental and life insurance benefits for which the Employee was eligible as of the Termination Date for a period of eighteen (18) months after the Termination Date at no cost to the Employee.

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<Style #1>     4.  The Employer will pay to the Employee moving
expenses for moving the personal effects of the Employee from Braintree, MA to Cincinnati, OH, not to exceed two thousand five hundred dollars ($2,500), upon receipt of an itemized invoice from the Employee for such expenses.

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<Style #1>     5.  Notwithstanding that this Severance Agreement
supersedes the terms of the Employment Agreement between the Employer and the Employee dated August 28, 1995, Section 5.10 relating to Indemnification and Article 9, Section 9.1 and 9.2 relating to Non-Solicitation of Employees Confidentiality Non-Competition and Injunction are expressly retained in full force and effect and are incorporated into this Severance Agreement by reference. The Employee shall cooperate fully with the Employer in the defense or prosecution of any claims or actions now in existence of which may be brought in the future against or on behalf of the Employer which relate to events or occurrences that transpired while the Employee was employed by the Employer. The Employee's full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Employer at mutually convenient times. During and after the Employee's employment, the Employee also shall cooperate fully with the Employer in connection with any examination or review of any federal, state or local regulatory authority as any such examination or review relates to events or occurrences that transpired with the Employee was employed by the Employer. The Employer shall reimburse the Employee for any reasonable out-of-pocket expenses incurred in connection with the Employee's performance of obligations pursuant to this Section.

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<Style #1>     6.  The terms of this Severance Agreement are
subject to the Employer obtaining either: (1) the consent of its Official Committee of Unsecured Creditors and its Bank Group as
Debtors-In-

<Style #1>Possession in its pending Chapter 11 proceeding in the
Bankruptcy Court of the Southern District of New York that approval by the Bankruptcy Court of this Severance Agreement is not required; or (2) the approval of the Bankruptcy Court of the payments to be made pursuant to this Severance Agreement. The Employer will recommend acceptance of this Severance Agreement to each of the foregoing parties.

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<Style #1>     7.  Any controversy or claim arising out of or
relating to this Severance Agreement or the breach thereof or otherwise arising out of the Employee's employment or the termination of that employment (including, without limitation, any claims of unlawful employment discrimination whether based on age or otherwise) shall in the first instance, to the fullest extent permitted by law, be settled by arbitration in any forum and form agreed upon by the parties or, in the absence of such an agreement, under the auspices of the American Arbitration Association ("AAA") in Boston, Massachusetts in accordance with the Employment Dispute Resolution Rules of the AAA, including, but not limited to, the rules and procedures applicable to the selection of arbitrators. Notwithstanding the foregoing, if a controversy or claim subject to this Section 7 is not resolved to the satisfaction of either the Employer or the Employee, either party may further pursue the claim in a court of competent jurisdiction. Notwithstanding the foregoing, this provision shall not preclude either party from pursuing a court action for the sole purpose of obtaining a temporary restraining order or a preliminary injunction in circumstances in which such relief is appropriate; provided, however, that any other relief shall be pursued through an arbitration proceeding pursuant to this Section.

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<Style #1>     8.  This Severance Agreement, including the
Escrow Agreement dated January 31, 1997 incorporated by reference herein, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties with respect to any related subject matter.

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<Style #1>     9.  Neither the Employer nor the Employee may
make any assignment of this Severance Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other party; provided, however, that the Employer may assign its rights under this Severance Agreement without the consent of the Employee in the event that the Employer shall hereafter effect a reorganization, consolidate with or merge into any other corporation, partnership, organization or other entity, or transfer all or substantially all of its properties or assets to any other corporation, partnership, organization or other entity. This Severance Agreement shall inure to the benefit of and be binding upon the Employer and the Employee, their respective successors, executors, administrators, heirs and permitted assigns.

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<Style #1>    10.  If any portion or provision of this Severance
Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Severance Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Severance Agreement shall be valid and enforceable to the fullest extent permitted by law.

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<Style #1>    11.  No waiver of any provision hereof shall be
effective unless made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Severance Agreement, or the waiver by any party of any breach of this Severance Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

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<Style #1>    12.  Any notices, requests, demands and other
communications provided for by this Severance Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, return receipt requested, to the Employee at the last address the Employee has filed in writing with the Employer or, in the case of the Employer, at its main offices, attention of the General Counsel.

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<Style #1>    13.  This Severance Agreement may be amended or
modified only by a written instrument signed by the Employee and by a duly authorized representative of the Employer.

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<Style #1>    14.  This Severance Agreement is a Massachusetts
contract and shall be construed under and be governed in all respects by the internal laws of the Commonwealth of Massachusetts.

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<Style #1>    15.  This Severance Agreement may be executed in
any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

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<Style #1>    16.  In consideration of the undertakings,
transactions and consideration recited in this Severance
Agreement, the Employee, on behalf of the Employee and the Employee's, agents, representatives, attorneys, assigns, heirs, executors, and administrators, hereby:

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<Style #1>         (a)  Unconditionally and irrevocably remises,
releases and forever discharges the Employer and its subsidiaries and affiliates and its past, present and future officers, stockholders, directors, employees, representatives, attorneys, agents, successors, divisions, companies, subsidiaries and affiliates (and past, present and future agents, directors, officers, stockholders, employees, representatives and attorneys of such divisions, companies, subsidiaries and affiliates), or any of them, of and from any and all suits, claims, demands, interest, costs (including attorneys' fees and costs actually incurred), expenses, actions and causes of action, rights, liabilities, obligations, promises, agreements, controversies, losses and debits, of any nature whatsoever, including, but not limited to any disputes or claims arising under the Employment Agreement between the Employer and the Employee dated August 28, 1995, and any amendments thereto, but expressly excluding disputes or claims relating to obligations to the Employee arising under this Severance Agreement or the Escrow Agreement dated January 31, 1997 incorporated by reference into the Severance Agreement, which the Employee or his heirs, successors, legal representatives or assigns now has, owns or holds, or at any time heretofore ever had, owned or held, or could have owned or held, whether known or unknown, suspected or unsuspected, from the beginning of the world to this date, including without limiting the generality of the foregoing, any rights or claims arising under Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Equal Pay Act, as amended; the Fair Labor Standards Act, as amended; the Employment Retirement Income Security Act, as amended; the Americans with Disabilities Act, as amended; Massachusetts General Laws c. 151B, and any other statutory, common law or other claims of any nature whatsoever against the Employer or its subsidiaries or affiliates. The Employee further agrees never to institute against the Employer or its subsidiaries or affiliates any action or other proceeding in any court, administrative agency, or other tribunal of the United States or any State thereof, or before any arbitration agency, with respect to any claim or cause of action of any type arising or which may have existed at any time prior to the date of the execution of this Severance Agreement.

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<Style #1>THIS MEANS THAT, BY SIGNING THIS AGREEMENT, THE
EMPLOYEE WILL HAVE WAIVED ANY RIGHT THE EMPLOYEE HAD TO BRING A LAWSUIT OR MAKE ANY LEGAL CLAIM AGAINST THE EMPLOYER OR ITS SUBSIDIARIES OR AFFILIATES OR ANY OF THE PERSONS OR OTHER ENTITIES LISTED IN THIS RELEASE BASED ON ANY ACTIONS TAKEN BY THE EMPLOYER OR ANY OF THE PERSONS OR OTHER ENTITIES LISTED IN THIS RELEASE UP TO THE DATE OF THE SIGNING OF THIS AGREEMENT, AND THAT THE EMPLOYEE WILL HAVE RELEASED THE EMPLOYER AND ITS SUBSIDIARIES AND AFFILIATES OF ANY AND ALL CLAIMS OF ANY NATURE ARISING UP TO THE DATE OF THE SIGNING OF THIS SEVERANCE AGREEMENT.

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<Body Text>         (b)  The Employee agrees to keep
confidential and not to reveal the terms of this Severance Agreement to anyone, except the Employee's spouse and legal counsel or advisor. The Employee further agrees that the Company shall have the uncontested right under this Severance Agreement to secure injunctive relief from a court of competent jurisdiction to prevent the release or use of said confidential information.

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<Body Text>         (c)  Other than as stated herein, the
undersigned parties warrant that no representation, promise, or inducement has been offered or made to induce any party to enter into this Severance Agreement and that they are competent to execute this Agreement and accept full responsibility therefor. The Employee acknowledges that the Employee has had the opportunity to be advised and/or has been advised by the Employee's own legal counsel or advisor in executing this Severance Agreement and that the Employee has been informed of the Employee's right to consider this Severance Agreement for twenty-one (21) days, and of his right to revoke the Severance Agreement within seven (7) days of the date the Employee signs it. This Agreement is intended as final expression of the parties' agreement and as a complete and exclusive statement of the terms thereof.

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<Body Text>    17.  The  Employer hereby releases the Employee
from any liability for acts by the Employee while employed by the Employer, except for acts involving criminal or grossly negligent behavior by the Employee, or which fall within the definition of "Cause" set forth in Article I, Section 1.8 of the Employment Agreement between the Employer and the Employee dated August 28, 1995.

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<Style #1>     IN WITNESS WHEREOF, this Severance Agreement has
been executed as a sealed instrument by the Employer, by its duly authorized officer, and by the Employee, as of the date first above written.

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<Body Text>                                       BRADLEES, INC.

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<Style #1>                                       By:   /s/ David
L. Schmitt

<Style #1>
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<Style #1>                                             David L.
Schmitt

<Style #7>                                             Senior
Vice President and General

<Style #7>                                             Counsel

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<Style #1>
                                   BRADLEES STORES, INC.

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<Style #1>

<Style #1>                                       By:   /s/ David
L. Schmitt

<Style #1>
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<Style #1>                                              David L.
Schmitt

<Style #7>                                             Senior
Vice President and General

<Style #7>                                             Counsel

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<Style #1>                                       By:   /s/ James
M. Zamberlan

<Style #1>
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<Style #1>                                             James M.
Zamberlan

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                                  ESCROW AGREEMENT

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<Body Text>     This ESCROW AGREEMENT (the "Agreement") is made
and entered into as of January 31, 1997 by and among James M. Zamberlan ("Mr. Zamberlan"), Bradlees, Inc. ("Bradlees") and Bradford J. Smith, Esq. of Goodwin, Procter & Hoar LLP (the "Escrow Agent").

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<Body Text>1.  Appointment of Escrow Agent.  Mr. Zamberlan and
Bradlees hereby appoint and designate Bradlees' counsel, Bradford J. Smith, Esq., as Escrow Agent for the purposes set forth herein, and Bradford J. Smith, Esq. accepts said appointment and agrees to perform in accordance with this Agreement.

<Body Text>     2.  Deposit of funds into Escrow.

<Style #1>         (a)  Upon execution of this Agreement and
that certain Severance Agreement by and between Mr. Zamberlan and Bradlees ("Severance Agreement"), Bradlees shall: (i) deposit One Million Two Hundred Thousand Dollars ($1,200,000) less any applicable tax deductions and withholdings (the "Severance Payment") by wire transfer into the "Goodwin, Procter & Hoar LLP Client Funds" account at Boston Safe Deposit & Trust Company, ABA No. 011001234, Account No. 13-041-9; and (ii) Twenty-Five Thousand Dollars ($25,000) ("Attorney's Fees") by wire transfer into the "Goodwin, Procter & Hoar LLP Client Funds" account as described immediately herein above.

<Style #1>          (b)  The Escrow Agent may, upon delivery of
a Form W-9 by Bradlees, transfer the Severance Payment and Attorney's Fees into an interest-bearing account. The interest accrued on such amounts prior to distribution and termination of the Escrow Account shall be referred to hereinafter as the "Accrued Interest."

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<Body Text>3.  Distribution and Termination of Escrow Account.
The Escrow Agent shall distribute the Severance Payment,
Attorney's Fees and Accrued Interest in accordance with Subsection (a), (b), (c) or (d) of this Section, whichever applies:

<Style #1>          (a)  If, within seven days of the execution
of the Severance Agreement ("Execution Date") Mr. Zamberlan does not cause a "Notice of Revocation," as that term is used in the Severance Agreement to be delivered and received by the Escrow Agent, then upon receipt of notification that (y) the Official Committee of Unsecured Creditors appointed in Bradlees pending Chapter 11 cases and its Bank Group have agreed that payment of the Severance Payment to Mr. Zamberlan does not require Bankruptcy Court approval or (z) the Bankruptcy Court has approved payment of the Severance Payment to Mr. Zamberlan (y) and (z) referred to hereinafter as the "Approval"), the Escrow Agent shall: (i) deliver the Severance Payment, by check or wire transfer as directed in writing, to Mr. Zamberlan; (ii) the Attorney's Fees, by check or wire transfer as directed in writing, to William J. Keating, Jr., Esq., as attorney for James Zamberlan, c/o Keating, Muething & Klekamp, 1800 Provident Tower, 1 East Fourth Street, Cincinnati, Ohio 45202; and (iii) the Accrued Interest, by check or wire transfer as directed in writing, to Bradlees.

<Style #1>           (b)  If a Notice of Revocation is delivered
to the Escrow Agent within seven days of the Execution Date by Mr. Zamberlan, the Severance Payment, Attorney's Fees and
Accrued Interest shall be delivered, by check or wire transfer as directed in writing, to Bradlees.

<Style #1>           (c)  Upon receipt of notification from
Bradlees that the Approval cannot be delivered to the Escrow Agent, the Severance Payment, the Attorney's Fees and the Accrued Interest shall be delivered, by check or wire transfer as directed in writing, to Bradlees.

<Style #1>           (d)  Notwithstanding the foregoing
subsections, the Severance Payment, the Attorney's Fees and the Accrued Interest shall be delivered by the Escrow Agent upon, and in accordance with, any joint written direction of Mr.
Zamberlan and Bradlees.

<Style #1>           (e)  This Agreement shall terminate upon
delivery of the Severance Payment, the Attorney's Fees and the Accrued Interest pursuant to this Section.

<Body Text>     4.  Expenses.  Bradlees shall be responsible for
all expenses and charges of the Escrow Agent incurred in connection with the establishment or administration of the Agreement.

<Body Text>     5.  Liability of Escrow Agent.  The parties
hereto agree that the Escrow Agent's obligations and duties pursuant to this Agreement shall be confined to those specifically set forth herein. The Escrow Agent shall not be liable for the sufficiency, correctness, genuineness or validity of any instrument or other writing believed by him in good faith to be genuine and to be signed or presented by the proper person and shall not be liable in connection therewith or in connection with the performance by him of his duties pursuant to the provisions of this Agreement, except for gross negligence or willful misconduct.

<Body Text>     6.  Notices.  Except as otherwise provided
herein, all notices and any other communications or documents shall be in writing, refer specifically to this Agreement, be sent by registered or certified mail, postage prepaid or by telegram and shall be deemed to have been given when actually received either by the designated addressee or to the designated address. A registered or certified return receipt shall be conclusive evidence of receipt thereof. Such notices shall be addressed as set forth below or in accordance with the latest unrevoked written instructions given by any party to the other parties hereto:
<Body Text>     (a)  To Mr. Zamberlan:           With Copy To:

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<Body Text>     James Zamberlan                 William J.
Keating, Jr., Esq.

<Body Text>     5746 Chestnut Ridge             Keating,
Muething & Klekamp

<Body Text>     Cincinnati, Ohio  45230         1800 Provident
Tower

<Body Text>                                     1 East Fourth
Street

<Body Text>                                     Cincinnati, Ohio
 45202

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<Body Text>      (b)  To Bradlees:

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<Body Text>      David L. Schmitt, Esq.

<Body Text>      Senior Vice President and General Counsel

<Body Text>      Bradlees

<Body Text>      One Bradlees Circle

<Body Text>      Braintree, MA  02184-9051

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<Body Text>      (c)  To Escrow Agent:

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<Body Text>      Bradford J. Smith, Esq.

<Body Text>      Goodwin, Procter & Hoar  LLP

<Body Text>      Exchange Place

<Body Text>      Boston, MA  02109-2881

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<Body Text>      7.  Controlling Law.  This Agreement shall be
deemed a contract under the laws of the Commonwealth of Massachusetts and should be governed by and construed in accordance with the laws of said Commonwealth.

<Body Text>      8.  Amendments.  This Agreement may be amended
only by a written amendment executed by all the parties hereto.

<Body Text>      9.  Headings.  The headings used herein are for
convenience only and are not to be used in interpreting this Agreement.

<Body Text>     10.  Counterparts.  This Agreement may be signed
in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

<Body Text>     IN WITNESS WHEREOF, the parties hereto have
executed this Escrow Agreement as of the date and year first above written.

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<Body Text>
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<Body Text>                                    James Zamberlan

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<Body Text>                                    BRADLEES, INC.

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<Body Text>                                    By:
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<Body Text>
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<Body Text>                                    Bradford J.
Smith, Esq.

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